As filed with the Securities and Exchange Commission on January 28, 2009

Securities Act File No. 333-109980

Investment Company Act File No. 811-21457

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 5	☒

and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 7

BlackRock Bond Allocation Target Shares

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number (800) 882-0052

Donald C. Burke

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and Address of Agent for Service)

Copy to:

Counsel for the Funds: Joel H. Goldberg, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box):

☒   Immediately upon filing pursuant to paragraph (b)

☐   On (date) pursuant to paragraph (b)

☐   60 days after filing pursuant to paragraph (a)(1)

☐   On (date) pursuant to paragraph (a)(1)

☐   75 days after filing pursuant to paragraph (a)(2)

☐   On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Bond Allocation Target Shares

BATS: Series C Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio

Prospectus
January 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Funds Overview	Key facts and details about the funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information.

	Key Facts About the Funds	4

	BATS: Series C Portfolio	4

	BATS: Series M Portfolio	8

	BATS: Series P Portfolio	12

	BATS: Series S Portfolio	16

Details About the Funds	How Each Fund Invests	20

	Investment Risks	23

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distribution and other payments

	How to Buy, Sell, and Transfer Shares

	Account Services and Privileges

	Funds' Rights	29

	Short-Term Trading Policy	30

	Redemption Fee	31

	Distribution and Service Payments	31

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	32

	Portfolio Management Information	32

	Conflicts of Interest	33

	Valuation of Fund Investments	34

	Dividends, Distributions and Taxes	35

Financial Highlights	Financial Performance of the Funds	37

General Information	Shareholder Documents	40

	Certain Fund Policies	40

	Statement of Additional Information	41

Glossary	Glossary of Investment Terms	42

For More Information	Funds and Service Providers	Inside Back Cover

	Additional Information	Back Cover

Funds Overview

Key facts about the Funds

This prospectus provides information about the five portfolios comprising the BlackRock Bond Allocation Target Shares ("BATS"). The portfolios are collectively referred to in this prospectus as the "Funds." BATS currently consists of five Funds: Series C Portfolio, Series M Portfolio, Series P Portfolio and Series S Portfolio. Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund's manager is BlackRock Advisors, LLC ("BlackRock").

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

Series C Portfolio

What is the Fund's investment objective?

The investment objective of the Series C Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund's main investment strategy?

In pursuit of the investment objective, the Fund will principally invest in the following securities:

■  corporate bonds, notes and debentures;

■  asset-backed securities;

■  commercial and residential mortgage-backed securities;

■  obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;

■  collateralized mortgage obligations;

■  U.S. Treasury and agency securities;

■  cash equivalent investments; and

■  repurchase agreements and reverse repurchase agreements.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The Fund may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.

What are the main risks of investing in the Series C Portfolio?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Investment Grade Securities Risk. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

4

■  Residential and Commercial Mortgage-Backed Securities Risk. The Fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

■  Foreign Securities Risk. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk. Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Treasury Obligations Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■  Investments in Securities Prior to Their Date of Issue. The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

■  Derivatives Risk. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

5

Risk / Return Information

The chart and table shown below give you a picture of the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Barclays Capital U.S. Credit Index (formerly Lehman Brothers U.S. Credit Index), a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS
BATS Series C Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 7.34% (quarter ended December 31, 2008) and the lowest return for a quarter was -9.48% (quarter ended September 30, 2008).

As of 12/31/08 AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception[1]
BATS: Series C Portfolio
Return Before Taxes	-3.40%	2.55%
Return After Taxes on Distributions	-5.48%	0.74%
Return After Taxes on Distributions and Sale of Shares	-2.21%	1.14%
Barclays Capital U.S. Credit Index (Reflects no deduction for fees, expenses or taxes)[2]	-3.08%	2.19%

1  Inception Date is 10/01/04.

2  Formerly Lehman Brothers U.S. Credit Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Shares of the Series C Portfolio. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Series C Portfolio Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Series C Portfolio Shares
Management Fees	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.12%
Interest Expense	0.55%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.67%
Fee Waivers and Expense Reimbursements	0.12%*
Net Annual Fund Operating Expenses	0.55%

*  BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as Interest Expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investment in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund's investment. Such expenses cannot, therefore, be reimbursed by BlackRock. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the Acquired Fund Fees and Expenses. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses were 0%.

Example:

This example is intended to help you compare the cost of investing in the Series C Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers),and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Series C Portfolio Shares	$56	$176	$307	$689

7

Series M Portfolio

What is the Fund's investment objective?

The investment objective of the Series M Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund's main investment strategy?

In pursuit of the investment objective, the Fund will principally invest in the following securities:

■  commercial and residential mortgage-backed securities;

■  asset-backed securities;

■  collateralized mortgage obligations;

■  U.S. Treasury and agency securities;

■  cash equivalent investments; and

■  dollar rolls.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The Fund may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.

What are the main risks of investing in the Series M Portfolio?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Investment Grade Securities Risk. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Residential and Commercial Mortgage-Backed Securities Risk. The Fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

■  Treasury Obligations Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■  Investments in Securities Prior to Their Date of Issue. The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

■  Derivatives Risk. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions.

■  High Portfolio Turnover Risk. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

8

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

9

Risk / Return Information

The chart and table shown below give you a picture of the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Barclays Capital MBS Index (formerly Lehman Brothers MBS Index), a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS
BATS Series M Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 3.49% (quarter ended December 31, 2007) and the lowest return for a quarter was -3.05% (quarter ended December 31, 2008).

As of 12/31/08 AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception[1]
BATS: Series M Portfolio
Return Before Taxes	-5.26%	2.27%
Return After Taxes on Distributions	-7.53%	0.40%
Return After Taxes on Distributions and Sale of Shares	-3.26%	0.89%
Barclays Capital MBS Index (Reflects no deduction for fees, expenses or taxes)[2]	8.34%	5.71%

1  Inception Date is 10/01/04.

2  Formerly Lehman Brothers MBS Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

10

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Shares of the Series M Portfolio. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Series M Portfolio Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Series M Portfolio Shares
Management Fees	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.11%
Interest Expense	0.01%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.14%
Fee Waivers and Expense Reimbursements	0.11%*
Net Annual Fund Operating Expenses	0.03%

*  BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as Interest Expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investment in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund's investment. Such expenses cannot, therefore, be reimbursed by BlackRock. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the Acquired Fund Fees and Expenses. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses were 0%.

Example:

This example is intended to help you compare the cost of investing in the Series M Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Series M Portfolio Shares	$3	$10	$17	$39

11

Series P Portfolio

What is the Fund's investment objective?

The investment objective of the Series P Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund's main investment strategy?

In pursuit of the investment objective, the Fund primarily invests its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors.

What are the main risks of investing in the Series P Portfolio?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Junk Bond Risks. Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

■  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

■  Investment Grade Securities Risk. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Residential and Commercial Mortgage-Backed Securities Risk. The Fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

12

■  Foreign Securities Risk. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk. Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Treasury Obligations Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■  Investments in Securities Prior to Their Date of Issue. The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

■  Derivatives Risk. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions.

■  High Portfolio Turnover Risk. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

13

Risk / Return Information

The BATS: Series P Portfolio has neither any assets nor any outstanding shares.

14

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Shares of the Series P Portfolio. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Series P Portfolio Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Series P Portfolio Shares
Management Fees	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.72%
Total Annual Fund Operating Expenses	2.72%
Fee Waivers and Expense Reimbursements	2.72%*
Net Annual Fund Operating Expenses	0.00%

*  BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as Interest Expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investment in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund's investment. Such expenses cannot, therefore, be reimbursed by BlackRock. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the Acquired Fund Fees and Expenses. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses were 0%.

Example:

This example is intended to help you compare the cost of investing in the Series P Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Series P Portfolio Shares	$0	$0	$0	$0

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Series S Portfolio

What is the Fund's investment objective?

The investment objective of the Series S Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What is the Fund's main investment strategy?

In pursuit of the investment goal, the Fund will principally invest in the following securities:

■  commercial and residential mortgage-backed securities;

■  obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;

■  obligations of domestic and non-U.S. corporations;

■  asset-backed securities;

■  collateralized mortgage obligations;

■  U.S. Treasury and agency securities;

■  cash equivalent investments;

■  repurchase agreements and reverse repurchase agreements; and

■  dollar rolls.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The Fund may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.

What are the main risks of investing in the Series S Portfolio?

■  Market Risk and Selection Risk. Market risk is the risk that one or more markets in which a Fund invests may go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Interest Rate Risk. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Credit Risk. Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Investment Grade Securities Risk. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Residential and Commercial Mortgage-Backed Securities Risk. The Fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

■  Treasury Obligations Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

■  Investments in Securities Prior to Their Date of Issue. The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

■  Foreign Securities Risk. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital,

16

resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk. Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Derivatives Risk. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions.

■  High Portfolio Turnover Risk. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■  Non-Diversification Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

17

Risk / Return Information

The chart and table shown below give you a picture of the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

ANNUAL TOTAL RETURNS
BATS Series S Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 2.03% (quarter ended September 30, 2006) and the lowest return for a quarter was 0.12% (quarter ended March 31, 2005).

As of 12/31/08 AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception[1]
BATS: Series S Portfolio
Return Before Taxes	2.56%	3.67%
Return After Taxes on Distributions	0.95%	2.06%
Return After Taxes on Distributions and Sale of Shares	1.79%	2.21%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	6.61%	4.58%

1  Inception Date is 10/01/04.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual Fund operating expenses are paid out of Fund assets.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Shares of the Series S Portfolio. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Series S Portfolio Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Series S Portfolio Shares
Management Fees	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.37%
Fee Waivers and Expense Reimbursements	0.33%*
Net Annual Fund Operating Expenses	0.04%

*  BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of the Fund, except extraordinary expenses such as Interest Expense. This agreement has no fixed term. In addition, the Fund is subject to certain indirect expenses in connection with its investment in other investment companies. These Acquired Fund Fees and Expenses are not paid directly by the Fund but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Fund's investment. Such expenses cannot, therefore, be reimbursed by BlackRock. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the Acquired Fund Fees and Expenses. Excluding these extraordinary and indirect expenses, the Net Annual Fund Operating Expenses were 0%.

Example:

This example is intended to help you compare the cost of investing in the Series S Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
Series S Portfolio Shares	$4	$13	$23	$51

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Details About the Funds

How Each Fund Invests

Investment Process:

The management team evaluates sectors of the bond market and individual securities within these sectors.

Each Fund (except Series P Portfolio) may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security's rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

For Series P Portfolio, the non-investment grade bonds or convertible securities in which the Fund will invest will have a minimum rating of CCC at the time of investment by at least one nationally recognized rating agency or determined by the manager to be of comparable credit quality. Split rated bonds will be considered to have the higher credit rating. If a security's rating falls below CCC, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

Series C Portfolio

Investment Goal:

The investment objective of the Series C Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of the investment objective, the Series C Portfolio will principally invest in the following securities:

■  corporate bonds, notes and debentures;

■  asset-backed securities;

■  commercial and residential mortgage-backed securities;

■  obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;

■  collateralized mortgage obligations;

■  U.S. Treasury and agency securities;

■  cash equivalent investments; and

■  repurchase agreements and reverse repurchase agreements.

Should the Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 60 days' notice before any such change is made. However, such change can be effected without shareholder approval.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended ("Investment Company Act").

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE SERIES C PORTFOLIO

The Series C Portfolio is managed by a team of financial professionals led by Matthew Marra. Mr. Marra is responsible for the day-to-day management of the Fund's portfolio. Please see "Management of the Funds—Portfolio Management Information" for additional information on the portfolio management team.

20

Series M Portfolio

Investment Goal:

The investment objective of the Series M Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of the investment objective, the Series M Portfolio will principally invest in the following securities:

■  commercial and residential mortgage-backed securities;

■  asset-backed securities;

■  collateralized mortgage obligations;

■  U.S. Treasury and agency securities;

■  cash equivalent investments; and

■  dollar rolls.

Should the Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 60 days' notice before any such change is made. However, such change can be effected without shareholder approval.

The Fund is classified as non-diversified under the Investment Company Act.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE SERIES M PORTFOLIO

The Series M Portfolio is managed by a team of financial professionals comprised of Andrew J. Phillips and Eric Pellicciaro. Mr. Phillips and Mr. Pellicciaro are responsible for the day-to-day management of the Fund's portfolio. Please see "Management of the Funds—Portfolio Management Information" for additional information on the portfolio management team.

Series P Portfolio

Investment Goal:

The investment objective of the Series P Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of the investment goal, the Fund primarily invests its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund will invest in the following securities:

■  corporate bonds, notes and debentures;

■  high yield bonds;

■  collateralized bond obligations;

■  obligations, including emerging markets securities, of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;

■  convertible bonds;

■  commercial and residential mortgage-backed securities;

■  asset-backed securities;

■  collateralized mortgage obligations;

■  U.S. Treasury and agency securities;

■  obligations of domestic and non-U.S. corporations;

■  cash equivalent investments;

■  repurchase agreements and reverse repurchase agreements; and

■  dollar rolls.

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The non-investment grade bonds or convertible securities in which the Fund will invest will have a minimum rating of CCC at the time of investment by at least one nationally recognized rating agency or determined by the manager to be of comparable credit quality. Split rated bonds will be considered to have the higher credit rating. Securities rated CCC involve considerable risks and have significant uncertainties regarding the issuers' current or future ability to make interest and principal payments. If a security's rating falls below CCC, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential. For more information on high yield bonds, see "Investment Risks — Non-investment grade securities."

Should the Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 60 days' notice before any such change is made. However, such change can be effected without shareholder approval.

The Fund is classified as non-diversified under the Investment Company Act.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE SERIES P PORTFOLIO

The Series P Portfolio is managed by a team of financial professionals led by Andrew Gordon. Mr. Gordon is responsible for the day-to-day management of the Fund's portfolio. Please see "Management of the Funds—Portfolio Management Information" for additional information on the portfolio management team.

Series S Portfolio

Investment Goal:

The investment objective of the Series S Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of the investment goal, the Fund will principally invest in the following securities:

■  commercial and residential mortgage-backed securities;

■  obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;

■  obligations of domestic and non-U.S. corporations;

■  asset-backed securities;

■  collateralized mortgage obligations;

■  U.S. Treasury and agency securities;

■  cash equivalent investments;

■  repurchase agreements and reverse repurchase agreements; and

■  dollar rolls.

Should the Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 60 days' notice before any such change is made. However, such change can be effected without shareholder approval.

The Fund is classified as non-diversified under the Investment Company Act.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE SERIES S PORTFOLIO

The Series S Portfolio is managed by a team of financial professionals comprised of Curtis Arledge, Stuart Spodek and Thomas F. Musmanno. Mr. Arledge, Mr. Spodek and Mr. Musmanno are responsible for the day-to-day management of the Fund's portfolio. Please see "Management of the Funds—Portfolio Management Information" for additional information on the portfolio management team.

Other Strategies:

In addition to the main strategies discussed above, each Fund may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

The Funds may engage in active and frequent trading of portfolio securities to achieve their primary investment strategies.

22

The management team may, when consistent with a Fund's investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The management team typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The management team may also use derivatives to enhance returns, in which case their use would involve leveraging risk.

The management team may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Each Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

Each Fund may also invest uninvested cash balances in affiliated money market funds.

For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

Series C Portfolio and Series S Portfolio Other Strategies

In addition to the main strategies discussed above, the Funds may use certain other investment strategies. The Funds may also invest or engage in the following investments/strategies:

The Funds may invest up to 10% of their assets in non-dollar denominated bonds of issuers located outside of the United States. The Funds' investments in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. "Investment Policies" in the Statement of Additional Information also includes more information about the Funds, their investments and the related risks. There can be no guarantee that any Fund will meet its objective or that any Fund's performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and B) or Moody's Investor Services, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

23

Investment Grade Securities Risk — Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Residential and Commercial Mortgage-Backed Securities Risk — The Funds make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities (also known as "Ginnie Maes") guaranteed by the Government National Mortgage Association ("GNMA"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC "Gold" PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities' stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over the FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

24

Investments in Securities Prior to Their Date of Issue — The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

(For Series C Portfolio, Series P Portfolio and Series S Portfolio only.) Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

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Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

(For Series C Portfolio, Series P Portfolio and Series S Portfolio only.) Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

(For Series P Portfolio only.) Junk Bond Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's

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bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

(For Series M Portfolio, Series P Portfolio and Series S Portfolio only.) High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

The Funds may also be subject to certain other risks associated with its investments and investment strategies, including:

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Swap Agreements Risk — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

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Account Information

The table below summarized key features of the Funds. Each Fund may waive certain requirements regarding the purchase or sale of shares described below.

Availability	Shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as BlackRock) to manage their accounts, or who have requested that their investment adviser consider investment recommendations provided by BlackRock in connection with the management of their accounts.

Minimum Investment	No.

Initial Sales Charge?	No.

Deferred Sales Charge?	No.

Service and Distribution Fees?	No.

Redemption Fees?	No.

Purchases and Redemption of Shares

In most cases, purchase and redemption orders are made based on instructions from BlackRock (or other investment adviser to whom BlackRock provides investment recommendations) to the broker-dealer who executes trades for the account. Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the close of the New York Stock Exchange on a business day will be processed at that day's net asset value, even if the order is received by the transfer agent after the Fund's net asset value has been calculated that day. Orders placed after the close of the New York Stock Exchange will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Each Fund reserves the right to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above and, each shareholder, by purchasing shares of a Fund, agrees to any such redemption. A shareholder who is no longer eligible to invest in a Fund will be given thirty days' notice to regain status as an eligible investor. If such shareholder fails to meet the Fund's eligibility criteria, the Fund may redeem all of the shares of such shareholder and send the proceeds to the shareholder. The liquidation of such shares will have tax consequences for the investor. Investors should carefully consider the potential impact of such liquidations and restrictions before selecting a managed account strategy that contemplates investment in a BATS Fund. The client or program sponsor will receive advance notice of any such redemption.

Redemption proceeds will ordinarily remain in a shareholder's managed account and may be reinvested in shares of a Fund or other securities at the discretion of BlackRock (or other investment adviser to whom BlackRock provides investment recommendations). Redemption proceeds will normally be wired to the managed account within one to three business days after the redemption request is received, but may take up to seven business days, if, in the judgment of a Fund, an earlier payment could adversely affect the Fund. Redemption proceeds that are paid in cash will be sent by wire only; however, shareholders who are no longer eligible to invest in the Funds may elect to receive their redemption proceeds by check.

Each Fund, its administrators and BlackRock Investments, Inc. (the "Distributor") will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

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Purchases of a Fund's shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Fund's transfer agent.

Each Fund may reject any purchase order; and suspend and resume the sale of shares of any Fund at any time for any reason. Each Fund may reject an order to sell shares under certain circumstances. Redemptions of shares of a Fund may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under such circumstances, the Fund may delay redemption payments for more than seven days, as permitted by law.

Each Fund currently does not offer exchange privileges.

The shares of the Funds are distributed by BlackRock Investments, Inc., an affiliate of the Manager.

The Funds' Rights

Each Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

■  Redeem shares involuntarily in certain cases, such as if BlackRock no longer is involved with the management of your account, as described in more detail above; and

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable. The Fund does not intend to make an election to honor requests to pay in cash to the extent provided in Rule 18f-1 under the Investment Company Act. It is unlikely that shares would ever be redeemed for property other than cash. However, in consideration of the best interests of the remaining investors, each Fund reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

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Short-Term Trading Policy

The Board of Trustees (the "Board") of the Funds has determined that the interests of long-term shareholders and the Funds' ability to manage their investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as "market timing." The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its returns to shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund's performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that they determine may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds' shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Funds' Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

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Redemption Fee

The Funds do not charge a redemption fee. However, certain mutual funds sponsored and advised by BlackRock or its affiliates ("BlackRock Funds") listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY
BlackRock All-Cap Global Resources Portfolio	BlackRock International Index Fund

BlackRock Aurora Portfolio	BlackRock International Opportunities Portfolio

BlackRock EuroFund	BlackRock International Value Fund

BlackRock Global Allocation Fund, Inc.	BlackRock Latin America Fund, Inc.

BlackRock Global Dynamic Equity Fund	BlackRock Pacific Fund, Inc.

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Core Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Growth Fund II

BlackRock Global Resources Portfolio	BlackRock Small Cap Index Fund

BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio

BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.

MFS Research International FDP Fund

FIXED INCOME
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

Other Payments by the Funds

BlackRock, on behalf of a Funds, may enter into agreements with a Financial Intermediary pursuant to which the Funds will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

BlackRock, the Distributor and their affiliates (including Merrill Lynch, PNC, and/or Bank of America Corporation ("BAC") and their affiliates), may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

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Management of the Funds

BlackRock

BlackRock, each Fund's manager, manages the Funds' investments and their business operations subject to the oversight of the Funds' Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform management services for investment companies. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to each Fund pursuant to a management contract ("Management Contract"). Pursuant to its Management Contract, BlackRock does not receive any fees for its services for the Funds.

A discussion of the basis for the Board's approval of the Management Contract with respect to each of the Funds is included in the respective Fund's annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Management Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds' Statement of Additional Information.

Series C Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Matthew Marra	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2006; Director of BlackRock from 2002 to 2006.

Series M Portfolio

The Fund is managed by a team of financial professionals.

Portfolio Manager	Primary Role	Status	Title and Recent Biography
Andrew J. Phillips	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 1999.

Eric Pellicciaro	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2004	Managing Director of BlackRock since 2005; Director of BlackRock from 2002 to 2005.

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Series P Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2007	Managing Director of BlackRock, Inc. since 1996.

Series S Portfolio

The Fund is managed by a team of financial professionals.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Curtis Arledge	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.

Thomas F. Musmanno	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2008	Director of BlackRock since 2006; Director of MLIM from 2004 to 2006.

Stuart Spodek	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock since 2002.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and affiliates of BlackRock, Inc.'s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a "BAC Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory

33

restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds' portfolio investment transactions.

Under a securities lending program approved by the Funds' Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

The price of each Fund's shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value per share is $10. When you buy shares in a Fund you pay the net asset value per share.

PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) ("PNC GIS"), each Fund's transfer agent, will probably receive your order from your sponsor, BlackRock or other investment adviser. Purchase orders received by the transfer agent by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each business day will be priced based on the net asset value calculated at the close of trading on that day. Net asset value is calculated separately for each Fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of net asset value. Non-U.S. securities and certain other securities held by a Fund may trade on days when the NYSE is closed. In these cases, the net asset value of shares may change when Fund shares cannot be bought or sold.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times.

Since the net asset value changes daily, the price of your shares depends on the time that your order is received.

Each Fund's assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, a Fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Trust's Board of Trustees. For example, a Fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock's judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Fund calculates its net asset value, such closing price may not be reflective of current market conditions. In this case, a Fund will use what it believes to be the fair value of the security as of the time the Fund calculates its net asset value.

34

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Trust's Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, if the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or when there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Purchases of a Fund's shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Fund's transfer agent.

Dividends, Distributions and Taxes

"BUYING A DIVIDEND"
You may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Each Fund distributes substantially all of its net investment company income to shareholders investing in the Fund in the form of dividends. An investment in Fund shares begins earning dividends on the shares the day after the Fund receives the related purchase payment. Dividends are declared daily and paid monthly on the last business day of the month. The Trust's Board of Trustees may change the timing of such dividend payments.

In addition, each Fund distributes net realized capital gains (including net short-term capital gains), if any, it earns from the sale of portfolio securities to shareholders investing in the Fund no less frequently than annually at a date determined by the Trust's Board of Trustees.

Distributions by a Fund of net investment income and net realized capital gains will be paid only in cash. Dividends and capital gain distributions will not be reinvested in additional Fund shares.

Taxation of Distributions

The discussion below and in the Statement of Additional Information provides general tax information related to an investment by a taxable U.S. investor in the common shares of a Fund. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Funds and their shareholders (including shareholders owning a large position in a Fund), and the discussions set forth here and in the Statement of Additional Information do not constitute tax advice.

The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in a Fund.

Each Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must satisfy income, diversification and distribution requirements. As a regulated investment company, a Fund will generally be exempt from federal income taxes on investment company taxable income (as that term is defined in the Code, but without regard to the deduction of dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders each year, provided it distributes at least 90% of the sum of its investment company taxable income and net tax-exempt income, if any, each year. A Fund will, however, be subject to federal income tax at regular corporate income tax rates on any investment company taxable income and net capital gain that it fails to distribute. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of such Fund's current and accumulated

35

earnings and profits. If a Fund fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its net capital gain for the one year period ending October 31 in such year, plus certain undistributed amounts from previous years on which the Fund paid no federal income tax, it will be liable for a 4% excise tax on the undistributed amount of such income.

Distributions by a Fund of investment company taxable income will be taxable to you as ordinary dividend income (to the extent of the current or accumulated earnings and profits of the Fund). Due to each Fund's expected investments, distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders and generally will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions of net capital gain realized by a Fund and distributed or credited to you will be taxable to you as long-term capital gain regardless of the length of time you have owned shares of a Fund.

Distributions by a Fund in excess of current and accumulated earnings and profits of such Fund will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as capital assets).

When you sell shares of a Fund or have shares repurchased by a Fund any gain or loss you realize will generally be treated as a long-term capital gain or loss if you have held your shares for more than one year, or as a short-term capital gain or loss if you have held your shares for one year or less. However, if you have held your shares for six months or less, any loss you realize will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and, if not disallowed, such loss will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received by you (including amounts credited as an undistributed capital gain dividend) with respect to such shares. Each January, you will be sent information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax adviser concerning the effect income taxes may have on your individual investment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of each Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the Statement of Additional Information that is incorporated by reference into the prospectus. Shareholders are urged to consult their tax advisors regarding specific questions of federal, state, local and foreign income or other taxes.

36

Financial Highlights

The financial information in the tables below shows the Funds' financial performance for the periods indicated. Certain information reflects results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Funds' independent registered public accountant for the period shown below. The independent registered public accountant's report, along with the Funds' financial statements, are included in the Funds' 2008 annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Funds' independent registered public accountant for the current fiscal year.

The BATS: Series P Portfolio has neither any assets nor any outstanding shares.

(For a Share Outstanding Throughout Each Period)

BATS: Series C Portfolio

	Year Ended September 30,
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.79	$9.92	$10.00
Net investment income[1]	0.58	0.51	0.47	0.41
Net realized and unrealized loss	(1.31)	—	(0.14)	(0.08)
Dividends from net investment income	(0.58)	(0.51)	(0.46)	(0.41)
Net asset value, end of year	$8.48	$9.79	$9.79	$9.92
Total Investment Return
Based on net asset value	(8.02)%	5.37%	3.51%	3.34%
Ratios to Average Net Assets
Total expenses after reimbursement and excluding interest expense	0.00%	0.00%	0.00%	0.00%
Total expenses after reimbursement	0.55%	0.19%	0.00%	0.00%
Total expenses	0.67%	0.39%	1.60%	3.02%
Net investment income	5.96%	5.31%	4.81%	4.12%
Supplemental Data
Net assets, end of year (000)	$380,706	$475,724	$13,365	$9,917
Portfolio turnover	51%	70%	42%	50%

1  Based on average shares outstanding.

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Financial Highlights (continued)

(For a Share Outstanding Throughout Each Period)

BATS: Series M Portfolio

	Year Ended September 30,
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.73	$9.79	$9.83	$10.00
Net investment income[1]	0.51	0.51	0.48	0.40
Net realized and unrealized loss	(0.39)	(0.05)	(0.05)	(0.17)
Dividends from net investment income	(0.52)	(0.52)	(0.47)	(0.40)
Net asset value, end of year	$9.33	$9.73	$9.79	$9.83
Total Investment Return
Based on net asset value	1.12%	4.88%	4.54%	2.37%
Ratios to Average Net Assets
Total expenses after reimbursement and excluding interest expense	0.00%	0.00%	0.00%	0.00%
Total expenses after reimbursement	0.01%	0.00%	0.00%	0.00%
Total expenses	0.12%	0.18%	2.05%	3.93%
Net investment income	5.29%	5.28%	4.86%	4.03%
Supplemental Data
Net assets, end of year (000)	$414,290	$482,426	$8,501	$4,916
Portfolio turnover	197%[2]	7%	23%	36%

1  Based on average shares outstanding.

2  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 33%.

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Financial Highlights (continued)

(For a Share Outstanding Throughout Each Period)

BATS: Series S Portfolio

	Year Ended September 30,
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.84	$9.84	$10.00
Net investment income[1]	0.42	0.52	0.43	0.35
Net realized and unrealized loss	(0.04)	(0.06)	—	(0.16)
Dividends from net investment income	(0.42)	(0.51)	(0.43)	(0.35)
Net asset value, end of year	$9.75	$9.79	$9.84	$9.84
Total Investment Return
Based on net asset value	3.98%	4.88%	4.51%	2.00%
Ratios to Average Net Assets
Total expenses after reimbursement	0.00%	0.00%	0.00%	0.00%
Total expenses	0.33%	0.51%	1.28%	2.72%
Net investment income	4.27%	5.28%	4.49%	3.54%
Supplemental Data
Net assets, end of year (000)	$59,843	$43,521	$29,947	$9,843
Portfolio turnover	71%[2]	53%	52%	17%

1  Based on average shares outstanding.

2  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 69%.

39

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)  Access the BlackRock website at http://www.blackrock.com/edelivery

2)  Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 882-0052.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

40

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the each Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

41

Glossary

Glossary of Investment Terms

Asset-Backed Securities — Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital MBS Index — An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Barclays Capital U.S. Credit Index — An unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Bonds — Debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-back securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Cash Equivalent Investments — Any security that has an effective duration, a weighted average life and spread duration less than one year.

Collateralized Bond Obligations (CBO) — The Funds may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield bonds.

Collateralized Mortgage Obligations (CMO) — Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls — A dollar roll transaction involves a sale by the Funds of a mortgage-backed or other security concurrently with an agreement by a Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds — Sometimes referred to as "junk bonds", these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Merrill Lynch 1-3 Year Treasury Index — An unmanaged index comprised of Treasury securities with maturities from one to 2.99 years.

Mortgage-Backed Securities — Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — A bond that receives different ratings from two or more rating agencies.

42

Total Return — A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — Fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies.

Other Expenses — Include administration, transfer agency, custody, professional fees and registration fees.

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For More Information

Funds and Service Providers

THE FUNDS

BlackRock Bond Allocation Target Shares
  Series C Portfolio
  Series M Portfolio
  Series P Portfolio
  Series S Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds' investments. The annual report describes each Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected each Fund's performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with each Fund's annual and semi-annual reports, by calling (800) 882-0052. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Purchases and Redemptions

Call your financial professional or BlackRock Investment Services at (800) 882-0052.

World Wide Web

General Fund information and specific Fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Bond Allocation Target Shares
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Bond Allocation Target Shares.
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-21457

PRO-BATS 0109

As filed with the Securities and Exchange Commission on January 28, 2009

Securities Act File No. 333-109980

Investment Company Act File No. 811-21457

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK BOND ALLOCATION TARGET SHARES

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio (collectively referred as the "Portfolios" unless otherwise noted) of BlackRock Bond Allocation Target Shares ("BATS" or the "Trust").

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the prospectus of the Trust relating to the Portfolios, dated January 28, 2009, as amended from time to time. The Prospectus may be obtained by calling toll-free (800) 882-0052.

This Statement of Additional Information is dated January 28, 2009.

Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus. Certain information contained in the Trust's annual and semi-annual reports to shareholders are incorporated by reference herein.

THE TRUST

The Trust was organized as a Delaware statutory trust on March 5, 2003 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company. The Amended and Restated Agreement and Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in five investment portfolios.

INVESTMENT POLICIES

The following supplements information contained in the prospectus concerning the Portfolios' investment policies. For a description of the objectives and policies of the Portfolios, see "Primary Investment Strategies" in the prospectus. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the prospectus, such strategy is not a principal strategy of the Portfolios.

Additional Information on Portfolio Investments

THE FOLLOWING APPLIES TO EACH PORTFOLIO EXCEPT AS NOTED:

Non-Diversified Status. The Portfolios are classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Because the Portfolios can concentrate their investments in the obligations of a smaller number of issuers, the Portfolios may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of these issuers.

Duration. The Portfolios invest in a manner intended to assist BlackRock Advisors, LLC ("BlackRock"), which has its principal offices at 100 Belleview Parkway, Wilmington, Delaware 19809, in achieving the duration or other goal for those clients and its assets, taken by themselves, may not necessarily have such duration.

Non-U.S. Investments. The Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The Portfolios' investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolios' operations. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the same accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolios' non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in non-U.S. countries.

The BATS: Series C Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio may invest their assets in countries with emerging economies or securities markets. However, the BATS: Series C Portfolio and BATS: Series S Portfolio may only invest in securities that are rated investment grade. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

Investments in non-dollar denominated securities, including security from issuers located in emerging market countries, may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolios' performances. These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below under "Interest Rate Swaps, Floors, Caps, Currency Swaps and Swaptions" and "Options and Futures Contracts."

Repurchase Agreements. The Portfolios may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolios to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

The Portfolios may enter into "tri-party" repurchase agreements. In a "tri-party" repurchase agreement, an unaffiliated third party custodian maintains accounts to hold collateral for a Portfolio and its counterparties. Therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under a repurchase agreement generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolios may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolios' investment adviser. The Portfolios' investment adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of an agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolios' investment adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Trust's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the involved Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Reverse Repurchase Agreements and Other Borrowings. The Portfolios are authorized to borrow money from banks. If the securities held by the Portfolios should decline in value while borrowings are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolios' securities. Borrowings may be made by a Portfolio through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. A Portfolio will use the proceeds of reverse repurchase agreements to purchase additional securities within that Portfolio's guidelines. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the investment adviser will designate liquid assets on its books and records in an amount equal to the amount of a Portfolio's commitments. The Portfolio will not borrow any money if, after giving effect to the borrowing, its total borrowings will exceed, in the aggregate, 33 1/3% of the value of its total assets.

Tender Option Bonds. Tender option bonds, also known as "put bonds" or "puttable securities", generally are issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolios, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes. Tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. With respect to purchasable variable and floating rate instruments, the investment adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolios to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolios are not entitled to exercise their demand rights, and the Portfolios could, for these or other reasons, suffer a loss with respect to such instruments.

Preferred Securities. The Portfolios may invest in preferred securities. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. The Portfolios may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS®"); monthly income preferred securities ("MIPS®"); quarterly income bond securities ("QUIBS®"); quarterly income debt securities ("QUIDS®"); quarterly income preferred securities ("QUIPSSM"); corporate trust securities ("CORTS®"); public income notes ("PINES®"); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Convertible Securities. The Portfolios may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

Dollar Roll Transactions. To take advantage of attractive opportunities and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolios to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolios compared with what the performance would have been without the use of dollar rolls. At the time the Portfolios enter into a dollar roll transaction, the investment adviser will designate liquid assets on its books and records in an amount equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Dollar roll transactions involve the risk that the market value of the securities the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolios sell securities becomes insolvent, a Portfolio's right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the investment adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Investment Grade Debt Obligations. The Portfolios may invest in "investment grade securities," which are securities rated in the four highest rating categories of a nationally recognized statistical rating agency ("NRSRO") or deemed to be of equivalent quality by the Portfolios' investment adviser. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by

Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher-rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio's investment adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the investment adviser does not expect to hold these securities to a material extent. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Pay-in-kind Bonds. The Portfolios may invest in pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

When-Issued Purchases and Forward Commitments. The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment," including "TBA" (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of that Portfolio's commitments to the extent required by Securities Exchange Commission ("SEC" or "Commission") guidelines. It may be expected that the market value of the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Portfolios may dispose of or renegotiate a commitment after they have been entered into, and may sell securities they have committed to purchase before those securities are delivered to the Portfolios on the settlement date. In these cases the Portfolios may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the involved Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolios do not earn interest on the securities they have committed to purchase until they are paid for and delivered on the settlement date.

Warrants. The Portfolios may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Portfolios could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrants added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Derivatives. The Portfolios may use instruments referred to as derivative securities ("derivatives"). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500® Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts. To the extent consistent with its investment goal, the Portfolios may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities or securities indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. While no Portfolio will purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and no Portfolio will write options on more than 25% of the value of its total assets (measured at the time an option is written), there is no limit on the amount of any Portfolio's assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with their investment goals, the Portfolios may also invest in futures contracts and options on futures contracts (interest rate futures contracts or index futures contracts, as applicable). These instruments are described in Appendix B to this Statement of Additional Information. The notional value of a Portfolio's contracts may equal or exceed 100% of its net assets, although that Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. There is no limit on the amount of a Portfolio's assets that can be put at risk through the use of futures contracts. Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolios may utilize futures contracts in anticipation of changes in the composition of their holdings or in currency exchange rates.

The Portfolios may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the investment adviser will designate liquid assets on its books and records in an amount equal to the amount of that Portfolio's commitments or will otherwise cover its position in accordance with applicable SEC requirements. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) a Portfolio management team's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

While the Trust has filed a notice with the Commodity Futures Trading Commission (the "CFTC"), it is not subject to any CFTC-imposed restrictions on trading in futures contracts or options thereon. The Trust is, however, subject to other CFTC rules such as the general antifraud provisions, prohibitions on manipulation and trade reporting requirements.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the Trust's books and records in an amount equal to the amount of the Portfolio's commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the Trust's books and records.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Portfolio's investment adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities the Portfolio may hold, although under normal market conditions the investment adviser does not expect to hold these securities to a material extent.

Interest Rate Swaps, Floors, Caps, Currency Swaps and Swaptions. The Portfolios may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements ("swaptions"). The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

The Portfolios may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor".

The Portfolios will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether a Portfolio's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the adviser's ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option that Portfolio will become obligated according to the terms of the underlying agreement.

The Portfolios will accrue the net amount of the excess, if any, of their obligations over their entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

In order to protect against currency rate fluctuations, the Portfolios also may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

Credit Derivatives. The Portfolios may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the investment adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Portfolio would diminish compared with what it would have been if these techniques were not used. Moreover, even if the investment adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by a Portfolio. A Portfolio's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a Portfolio purchases a default option on a security, and if no default occurs with respect to the security, the Portfolio's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a Portfolio's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Corporate and Bank Obligations. The Portfolios may invest in debt obligations of domestic or non- U.S. corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate and Extension Risk. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolios' assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk. Although the Portfolios' investment adviser will normally attempt to structure the Portfolios to have a comparable duration to their benchmarks as stated in the prospectus, there can be no assurance that it will be able to do so at all times.

Mortgage-Related and Asset-Backed Securities. The Portfolios may make investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

Any investments the Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC "Gold" PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid–2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities' stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over the FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

CMOs and REMICs. In general, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit pass-through or participation certificates ("REMICs") are debt obligations of a legal entity that are collateralized by, or represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage

Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches (often called "supports" or "companion" tranches) tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the SEC, and the Portfolios may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by Portfolios in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, that Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an investor may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exception therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities. The Portfolios do not currently intend to purchase residual interests.

SMBS. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structures with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the "IO" class) while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers and dealers, these securities were developed fairly recently. As a result, established trading markets have not developed. Accordingly these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland") or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. Such companies are affiliates of BlackRock.

U.S. Government Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of certain agencies and instrumentalities of the U.S. Government such as the GNMA are supported by the United States' full faith and credit; others such as those of the FNMA and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the FHLMC are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Examples of the types of U.S. Government obligations which a Portfolio may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

Brady Bonds. The BATS: Series C Portfolio's, BATS: Series P Portfolio's and BATS: Series S Portfolio's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds, provided that, in the case of the BATS: Series C Portfolio and BATS: Series S Portfolio the Brady Bonds must be rated investment grade. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings. A significant amount of the Brady Bonds that the BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series S Portfolio may purchase have no or limited collateralization, and the BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series S Portfolio will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the non-U.S. government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series S Portfolio may invest are likely to be acquired at a discount. There can be no assurance that Brady Bonds acquired by the BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series S Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series S Portfolio to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs. The Portfolios may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under "Non-U.S. Investments."

Lease Obligations. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

The investment adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the investment adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolios. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolios would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Portfolios may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Portfolio's investment adviser, "high quality" issues rated "A-2" or "Prime-2" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Services ("Moody's), respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Portfolios include "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolios through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Warrants. The Portfolios may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Portfolios could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrants added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Taxability Risk. When investing in tax-exempt or municipal securities, the Portfolios intend to minimize the payment of taxable income to shareholders by relying at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Portfolio's acquisition of the securities. In that event, the Internal Revenue Service may demand that a Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio's yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by a Portfolio as "exempt interest dividends" could be adversely affected, subjecting the Portfolio's shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Portfolio is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent a Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Portfolio.

Securities Lending. The Portfolios may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Trust will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolios may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

The Portfolios would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet the restrictions applicable to money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CDs, BA and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.

Investment Companies. In connection with the management of its daily cash positions, the Portfolios may invest in securities issued by other investment companies, including investment companies advised by affiliates of the manager, which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolios may also invest in securities issued by other investment companies with investment objectives similar to that of the Portfolio. Securities of other investment companies, including investments in exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange, will be acquired within limits prescribed by the 1940 Act and set forth below. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including management fees. The Portfolios currently intend to limit their investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

Liquidity Management. As a temporary defensive measure if its investment adviser determines that market conditions warrant, a Portfolio may invest without limitation in high quality money market instruments. During the course of its normal operations, a Portfolio may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolios may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of a Portfolio's investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

The Portfolios may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolios anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios' adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio's assets invested in illiquid assets would increase.

Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Municipal Obligations. When deemed advisable by the investment adviser, the Portfolios may invest in obligations issued by a state or local government ("Municipal Obligations"). The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds (defined below) which are not payable from the unrestricted revenues of the issuer.

The credit quality of private activity bonds is usually directly related to the credit standing of the user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolios that are derived from income earned on Municipal Obligations will not be tax-exempt. In determining whether a lease obligation is liquid, the investment adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolios. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolios could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolios may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Portfolio's operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. In addition, the Portfolios' intention to qualify as a "regulated investment company" under the Code, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income. See "Taxes".

Private Activity Bonds ("PABs"). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Portfolio holding such a note may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Portfolio since, in the event of an issuer's bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Yields. Yields on Municipal Obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Portfolios invest to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Obligations and the obligations of the issuer of such Municipal Obligations may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations ("VRDOs") and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Portfolio's yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation.

During periods of rising interest rates, however, a Portfolio's yield on a VRDO will increase and the Portfolio's shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Portfolio's restriction on illiquid investments unless, in the judgment of the Board of Trustees such VRDO is liquid. The Board of Trustees may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board of Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts. The Portfolios may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by any Portfolio. As a result, a Portfolio's ability to hedge effectively all or a portion of the value of its Municipal Obligations through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Obligations held by the Portfolio. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Obligations held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Obligations held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. The Portfolios may purchase a municipal security issuer's right to call all or a portion of such municipal security for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Obligations, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related municipal security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a municipal security as a non-callable security. Certain investments in such obligations may be illiquid.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Portfolio against interest rate fluctuations or to enhance a Bond Portfolio's income, the Portfolios may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond

Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that any Portfolio enters into these transactions, that Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities that that Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions primarily as a hedge rather than as a speculative investment.

However, a Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Portfolio's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Portfolios may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Portfolio and increase a Portfolio's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate municipal security with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Portfolios may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Portfolio can create a synthetic long or short position, allowing the Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between a Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a swapping Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Portfolio, which would cause the Portfolio to make payments to its counterparty in the transaction that could adversely affect the Portfolio's performance. A Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio.

Insured Municipal Bonds. Bonds purchased by a Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Portfolio purchases the insurance. Insurance is expected to protect a Portfolio against losses caused by a bond issuer's failure to make interest or principal payments. However, insurance does not protect a Portfolio or its shareholders against losses caused by declines in a bond's market value. Also, a Portfolio cannot be certain that any insurance company does not make these payments. In addition, if a Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio's yield. The Portfolios seek to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody's. However, if insurance from insurers with these ratings is not available, the Portfolios may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Illiquid Securities. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include most securities the disposition of which is subject to substantial legal or contractual restrictions and are generally viewed as securities that cannot be disposed of within seven days of business at approximately the amount which the Portfolio has valued the securities. Repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are considered illiquid. Several other types of instruments the Portfolios may invest in may also be considered to be illiquid. The Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the investment adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Portfolio's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Portfolios may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time a Portfolio decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Portfolio might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees. The Portfolios may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) promises to fulfill an issuer's payment obligations under a security if the issuer is unable to do so.

Portfolio Turnover Rates. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the investment adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of a Portfolio's securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of high portfolio turnover may adversely affect a Portfolio's performance.

Short Sales. The Portfolios may only make short sales "against the box." In this type of short sale, at the time of the sale, a Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short "against the box," a Portfolio forgoes an opportunity for capital appreciation in the security. The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which a Portfolio borrowed the security, regarding payment received by that Portfolio on such security, that Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

THE FOLLOWING APPLIES ONLY TO THE BATS: SERIES P PORTFOLIO:

Non-Investment Grade Securities. The Portfolio may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds".

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies' evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of nationally recognized rating agencies (rated "Ba" or lower by Moody's or "BB" or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher-rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher-rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher-rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The issuers are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher-rated securities.

During an economic downturn, a substantial period of rising interest rates or recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on any particular high yield security may be available only from a single or very limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable, objective data makes it more difficult to value a Portfolio's high yield securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the issuing agency's assessment of the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using nationally recognized rating agencies and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, a Portfolio's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A to this Statement of Additional Information.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

In selecting non-investment grade securities, the investment adviser considers factors such as the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's investment adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, that Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which that Portfolio's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The BATS: Series P Portfolio may invest in securities rated in the category "CCC" and above at the time of investment, or determined by the investment adviser to be of comparable quality. Securities rated "CCC" are considered highly speculative. A "CCC" rating generally indicates that the issue is regarded as having highly speculative characteristics regarding the likelihood of timely payment of principal and interest and a currently identifiable vulnerability to default. Non-investment grade debt securities carry greater risks than securities which have higher credit ratings, including a high risk of default.

While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Portfolio may become a member of the syndicate. The corporate loans in which a Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Collateralized Bond Obligations. The BATS: Series P Portfolio may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Mezzanine Investments. The BATS: Series P Portfolio may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Bank Loans. The BATS: Series P Portfolio may invest in bank loans, which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer's option. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions ("Lenders"). The Portfolio may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio's sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty's credit risk. The Portfolio may enter into Participations and Assignments on a forward commitment or "when-issued" basis, whereby the Portfolio would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see "—When-Issued Purchases and Forward Commitments" above.

CERTAIN MERRILL LYNCH EXEMPTIVE ORDERS

The Trust and the Adviser and its affiliates are now operating under two exemptive orders that were previously issued to Merrill Lynch and/or its affiliates (collectively, "Merrill Lynch" or "Investment Advisers"). The first exemptive order, issued on January 5, 1987, permits certain Merrill Lynch tax-exempt funds to conduct principal transactions with a Merrill Lynch broker-dealer affiliate in the secondary market or in fixed price dollar offerings not involving underwriting syndicates with respect to short-term tax-exempt securities (including municipal securities), subject to certain conditions including: (i) purchase or sale transactions may be conducted only in short-term tax-exempt securities having one of the two highest investment grade ratings from at least one nationally recognized rating agency; (ii) for solicited secondary market transactions, a determination is required, based upon the information available to a Portfolio and the Adviser or, that the price available from Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is "better than" the prices available from other sources; (iii) MLPF&S's spread will be no greater than its customary dealer spread and will be consistent with the average spread charged by underwriters or dealers in Short-Term Tax-Exempt Securities for the type of security and size of transaction involved; and (iv) Merrill Lynch will have no involvement in proposed transactions and will not attempt to influence or control the placing by the Portfolios or Investment Advisers of orders with MLPF&S.

ADDITIONAL INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each of the Portfolios and may not be changed with respect to any of the Portfolios without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio (as defined below). Under these restrictions, none of the Portfolios may:

(1) issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(2) purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(3) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

(4) act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

(5) write or sell put and interest rate options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies.

(6) purchase securities of companies for the purpose of exercising control.

(7) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(8) purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

(9) make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See "Investment Policies—Additional Information on Portfolio Investments—Securities Lending" above.

(10) purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Non-Fundamental Investment Objective and Restrictions

The investment objective of each Portfolio is not fundamental and may be changed without shareholder approval. Each Portfolio is also subject to the following non-fundamental restrictions (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

(1) invest more than 15% of the net assets of a Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the investment adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the investment adviser has determined to be liquid under procedures approved by the Board of Trustees); or

(2) under normal circumstances, invest less than 80% of its total assets in fixed-income instruments.

Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of a Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's total assets, will not require the Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, the investment adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

Derivative instruments with economic characteristics similar to fixed income instruments will be treated as fixed income securities for purposes of the Portfolio's non-fundamental investment restriction (2) above. A Portfolio may not change non-fundamental investment restriction (2) above unless the Portfolio provides shareholders with notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

The phrases "shareholder approval" and "vote of a majority of the outstanding voting securities" mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

(3) In addition, to comply with U.S. Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in manner such that at the close of each quarter of each tax year, subject to certain exceptions and cure periods, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer, any two or more issuers controlled by the Trust and engaged in the same, similar or related trade or businesses or certain publicly traded partnerships and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated companies) of a single issuer and no investment will consist of 10% or more of the voting stock of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

TRUSTEES AND OFFICERS

THE TRUST

The Board of Trustees of the Trust consists of fifteen individuals (each a "Trustee"), twelve of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the "Audit Committee") are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Trust; (3) review the conduct and results of each independent audit of the Trust's financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Trust and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Trust's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Trust's investments; and (8) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended September 30, 2008, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the "Nominating Committee") are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Trust and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board compensation, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Nominating Committee. During the fiscal year ended September 30, 2008, the Nominating Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the trust-related activities of BlackRock and the Trust's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Trust's compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Trust's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended September 30, 2008, the Compliance Committee met five times.

The members of the Performance Oversight Committee (the "Performance Committee") are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John F. O'Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Trustee. The Performance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee the Trust's investment performance relative to its agreed-upon performance objectives. The Performance Committee's responsibilities include, without limitation, to (1) review the Trust's investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Trust's investment performance relative to agree-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended September 30, 2008, the Performance Committee met four times.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee. The prior Committees did not meet during the period from October 1, 2007 to October 31, 2007.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates ("BlackRock-advised funds") and any public directorships.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee(a)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees:

James H. Bodurtha(b) c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1944	Trustee	2002 to present	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 103 Portfolios	None

Bruce R. Bond c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1946	Trustee	2007 to present	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee of Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 103 Portfolios	None

Donald W. Burton c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 103 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat(c) c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member of BT Americas (Telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board of GML (energy) since 2003.	35 Funds 103 Portfolios	UPS Corporation (delivery service); Global Specialty Metallurgical (metallurgical industry); Alcatel-Lucent (telecommunications)

Kenneth A. Froot c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1957	Trustee	2005 to present	Professor, Harvard University since 1992.	35 Funds 103 Portfolios	None

Robert M. Hernandez(d) c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 103 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee(a)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
John F. O'Brien c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1942	Trustee	2002 to present	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper's Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President , The American Law Institute, (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 103 Portfolios	None

Jean Margo Reid c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 103 Portfolios	None

David H. Walsh(e) c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 103 Portfolios	None

Fred G. Weiss(f) c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson's Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 103 Portfolios	Watson Pharmaceutical Inc.

Richard R. West c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	Dean Emeritus, New York University's Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander's, Inc. (real estate company)

Interested Trustees: (a),(g)

Richard S. Davis c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	174 Funds 286 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee(a)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Laurence D. Fink c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock's alternative investment vehicles; Director of several of BlackRock's offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys' Club of New York.	35 Funds 103 Portfolios	None

Henry Gabbay c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to June, 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.	174 Funds 286 Portfolios	None

(a)  Each Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust's by-laws or charter or statute, or until December 31 of the year in which he or she turns 72.

(b)  Chairman of the Compliance Committee.

(c)  Chairman of Governance and Nominating Committee.

(d)  Chairman of the Board of Trustees.

(e)  Chairman of the Performance Oversight Committee.

(f)  Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

(g)  Mr. Davis and Mr. Fink are interested persons of the Trust due to their position at BlackRock, Inc. Mr. Gabbay is an interested person of the Trust due to his former position at BlackRock and to his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Trust, is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Trust Officers(a)

Donald C. Burke c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	184 registered investment companies consisting of 296 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.	174 registered investment companies consisting of 286 portfolios	None

Neal J. Andrews c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Jay M. Fife c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1970	Chief Compliance Officer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	174 registered investment companies consisting of 286 portfolios	None

Brian P. Kindelan c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.	174 registered investment companies consisting of 286 portfolios	None

Howard B. Surloff c/o Anne Ackerley 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock Inc., and General Counsel of U.S. Funds at BlackRock, Inc since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	174 registered investment companies consisting of 286 portfolios	None

(a)  Each officer is elected by and serves at the pleasure of the Board of Trustees of the Trust.

Share Ownership

Information relating to each Trustee's share ownership in the Trust and in all BlackRock-advised funds that are overseen by the respective Trustees ("Supervised Funds") as of December 31, 2007 is set forth in the chart below:

Name of Trustee*	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees:
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	$1-$10,000
Henry Gabbay	None	Over $100,000
Non-Interested Trustees:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	Over $100,000
Robert M. Hernandez	None	Over $100,000
John F. O'Brien	None	Over $100,000
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	$50,001-$100,000

*  With the exception of Mr. Bodurtha, Mr. Froot and Ms. Cooper Ramo, each of the non-interested Trustees assumed office on November 1, 2007. The Trustees anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

As of January 2, 2009 the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Trust. As of December 31, 2008, none of the non-interested Trustees of the Trust or their immediate family members owned beneficially or of record any securities of affiliates of the Manager, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributor.

Compensation of Trustees

Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Trustees are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

The following table sets forth the compensation earned by the non-Interested Trustees for the fiscal year ended September 30, 2008, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name(a)	Compensation from the Trust	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust and other BlackRock- Advised Funds
James H. Bodurtha(b)	$6,087	None	$300,000
Bruce R. Bond	$5,818	None	$275,000
Donald W. Burton	$5,818	None	$275,000
Honorable Stuart E. Eizenstat(c)	$6,087	None	$300,000
Kenneth A. Froot	$4,578	None	$237,500
Robert M. Hernandez(d)	$6,518	None	$340,000
John F. O'Brien	$5,818	None	$275,000
Roberta Cooper Ramo	$5,818	None	$275,000
Jean Margo Reid	$5,818	None	$275,000
David H. Walsh(e)	$6,087	None	$300,000
Fred G. Weiss(f)	$6,357	None	$325,000
Richard R. West	$5,818	None	$275,000

(a)  With the exception of Messrs. Bond, Eizenstat and Hernandez, each of the non-interested Trustees assumed office on November 1, 2007. For the number of BlackRock advised funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page 33.

(b)  Chairman of the Compliance Committee.

(c)  Chairman of the Governance and Nominating Committee.

(d)  Chairman of the Board of Trustees.

(e)  Chairman of the Performance Oversight Committee.

(f)  Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Trust on November 1, 2007. From November 1, 2007 through September 30, 2008, Mr. Kindelan received $516 from the BATS: Series C Portfolio; $536 from the BATS: Series M Portfolio and $58 from the BATS: Series S Portfolio.

MANAGEMENT, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS

Management Contract. The management services provided by BlackRock Advisors, an indirect wholly-owned subsidiary of BlackRock, Inc., pursuant to the Management Contract (the "Management Contract") is described in the Prospectus.

Under the Management Contract, the Trust pays no fee to BlackRock Advisors for its management services. Although the Trust does not compensate BlackRock Advisors directly for its services under the Management Contract, BlackRock Advisors or an affiliate may benefit from the Trust being an investment option in a separate account managed by BlackRock Advisors or an affiliate. BlackRock Advisors is responsible for paying expenses it incurs in providing management services to the Trust and will reimburse the Trust for all of its operating expenses, except extraordinary expenses.

The Management Contract will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the relevant Portfolio (as defined in the 1940 Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable as to the Portfolio by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BlackRock Advisors. BlackRock Advisors may also terminate its management relationship with respect to any Portfolio on 60 days' written notice to the Trust. The Management Contract will also terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

Under the Management Contract, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the performance of the Management Contract. Under the Management Contract, BlackRock Advisors is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Pursuant to the Management Contract, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform management services with respect to the Portfolios. In addition, BlackRock may delegate certain of its management functions under the Management Contract to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement. Pursuant to the Administration Agreement, PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), formerly, PFPC Inc., provides general accounting services. Among other things, PNC GIS participates, to the extent requested by the Trust and its counsel, in the periodic updating of the Trust's Registration Statement; compiles data and accumulates information for and coordinates with the Trust's Treasurer or Assistant Treasurer in connection with the preparation of reports to shareholders of record and the Securities and Exchange Commission (the "SEC") (e.g., Annual and Semi-Annual Reports on Form N-CSR); and files with the SEC and other federal and state agencies, subject to the approval of the Trust's Treasurer or Assistant Treasurer, reports and documents. PNC GIS maintains all financial accounts, records, journals, ledgers and schedules for each Portfolio (other than those maintained by the Trust's transfer agent and custodian), and computes each portfolio's net asset value, net income and net capital gains and losses.

Under the Administration Agreement, the Trust would pay to PNC GIS the following annual fees: (a) for accounting services, (i) $12,000 for each Portfolio's first $250 million in average net assets, $12,000 for each Portfolio's next $500 million in average net assets and .0025% of each Portfolio's average net assets in excess of $750 million, and (ii) $200 per Portfolio per month, plus $0.65 per CUSIP per day; (b) for administration services, .005% of each Portfolio's average net assets; and (c) out-of-pocket expenses. As mentioned above, BlackRock Advisors will reimburse the Trust for all such expenses.

The following table sets forth the fees paid by the Trust to PNC GIS for the periods indicated:

Fiscal Year Ended September 30,	Paid to PNC GIS
2008	$210,010
2007	$135,477
2006	$76,807

Custodian Agreement. Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Trust and PFPC Trust Company ("PTC") (an affiliate of BlackRock Advisors), PTC, as the Trust's custodian, (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities, and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Trust, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Trust harmless from the acts and omissions of any sub-custodian. For its services, PTC receives .01% of each Portfolio's first $10 billion of total net assets and .0075% of each Portfolio's total net assets over $10 billion, as well as out-of-pocket expenses and certain transaction charges. BlackRock Advisors will reimburse the Trust for all such expenses.

The following table sets forth the fees paid by the Trust to PTC for the periods indicated:

Fiscal Year Ended September 30,	Paid to PTC
2008	$88,456
2007	$70,041
2006	$25,596

Transfer Agency Agreement. PNC GIS, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809, and is an affiliate of BlackRock Advisors, serves as the transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PNC GIS (i) issues and redeems shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. The Trust would pay PNC GIS an annual fee of $15,000 per Portfolio, plus transaction fees, per account fees and disbursements. BlackRock Advisors will reimburse the Trust for all such expenses.

The following table sets forth the fees paid by the Trust to PNC GIS for the periods indicated:

Fiscal Year Ended September 30,	Paid to PNC GIS
2008	$111,758
2007	$116,585
2006	$61,212

Distributor. The Trust has entered into a distribution agreement (the "Distribution Agreement") with BlackRock Investments, Inc. (the "Distributor"), which became effective October 1, 2008. The Distributor replaces the Trust's previous distributor, BlackRock Distributors, Inc. ("BDI" or the "Previous Distributor"). Under the Distribution Agreement, the Distributor, as agent, offers shares of the Portfolios on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor's principal business address is 40 East 52nd Street, New York, New York 10022. The Distributor is an affiliate of BlackRock Advisors.

The following table sets forth the fees paid by the Trust to the Previous Distributor for the periods indicated:

Fiscal Year Ended September 30,	Paid to BDI
2008	N/A
2007	N/A
2006	N/A

Code of Ethics. The Trust, BlackRock Advisors and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies. The Trust has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Trust's Board of Trustees. The Trust expects BlackRock and its affiliates to vote proxies related to the Trust's portfolio securities for which the Trust has voting authority consistent with the Trust's best interests. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Trust's proxies, which are summarized below. The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling (800) 699-1236 and are posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock Advisors have each approved Portfolio Information Distribution Guidelines (the "Guidelines") regarding the disclosure of the Trust's portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Trust have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV's, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.  Month-end portfolio characteristics generally are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.1(1)

2.  Trust Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Trust's website promptly upon becoming available.

1  The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.  Month-end portfolio holdings generally are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.  Quarter-end portfolio holdings generally are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

Other Information. To the extent other Trust information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Trust may authorize disclosure of the Trust's portfolio securities and other portfolio information.

Implementation. All Trust and BlackRock Advisors employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Trust's Chief Compliance Officer ("CCO") is responsible for oversight of and compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Trust's and BlackRock Advisors' compliance.

Ongoing Arrangements. As of September 30, 2008, the Trust has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in "Portfolio Holdings" above:

1.  Trust's Board of Trustees and, if necessary, Independent Trustees' counsel and Trust counsel.

2.  PFPC Trust Company pursuant to the Trust's Amended and Restated Custodian Agreement under which the Trust's portfolio holdings information is provided daily on a real-time basis.

3.  PNC GIS, pursuant to the Trust's Amended and Restated Administration Agreement under which the Trust's portfolio holdings information is provided daily on a real-time basis.

4.  Deloitte & Touche LLP, the Trust's independent registered public accountant, whereby the Trust's portfolio holdings information is provided in connection with the preparation of the Trust's annual financial statements and as the need arises.

5.  Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.  Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg eVestment Alliance and Informa / PSN Investment Solutions

7.  Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.  Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services Pinncle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar / Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

9.  Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor's Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov't Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association.

10.  Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust,

BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock Advisors, PNC GIS, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock Advisors, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock Advisors or the Trust's service providers under their agreements with the Trust. Any general expenses of the Trust that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. BlackRock Advisors has agreed to reimburse the Trust for all of its operating expenses except extraordinary expenses.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2008, Curtis Arledge managed or was a member of the management team for the following client accounts other than the BATS: Series S Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$4.3 billion		—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$2.9 billion	1	$1.6 billion
Other Accounts

As of September 30, 2008, Andrew Gordon managed or was a member of the management team for the following client accounts other than the BATS: Series P Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$1.09 billion		—
Pooled Investment Vehicles Other Than Registered Investment Companies	44	$9.2 billion	4	$1.72 billion
Other Accounts	108	$39.5 billion	27	$5.1 billion

As of September 30, 2008, Matthew Marra managed or was a member of the management team for the following client accounts other than the BATS: Series C Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	23	$22.2 billion		—
Pooled Investment Vehicles Other Than Registered Investment Companies	18	$6.77 billion	1	$1.05 billion
Other Accounts	278	$95 billion	14	$6.5 billion

As of September 30, 2008, Thomas F. Musmanno managed or was a member of the management team for the following client accounts other than the BATS: Series S Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$4.65 billion		—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$1.84 billion
Other Accounts	58	$17.65 billion	9	$2.39 billion

As of September 30, 2008, Eric Pellicciaro managed or was a member of the management team for the following client accounts other than the BATS: Series M Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$2.98 billion		—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$1.7 billion	1	$159.3 million
Other Accounts	42	$25.1 billion	4	$1.11 billion

As of September 30, 2008, Andrew J. Phillips managed or was a member of the management team for the following client accounts other than the BATS: Series M Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	32	$25.2 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	19	$6.99 billion	1	$1.05 billion
Other Accounts	278	$111.6 billion	17	$6.92 billion

As of September 30, 2008, Stuart Spodek managed or was a member of the management team for the following client accounts other than the BATS: Series S Portfolio:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	22	$8.89 billion		—
Pooled Investment Vehicles Other Than Registered Investment Companies	18	$6.46 billion	3	$2.06 billion
Other Accounts	224	$83.6 billion	18	$6.29 billion

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio(s). In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Gordon, Pellicciaro, Phillips, Spodek, Marra and Musmanno currently manage certain accounts that are subject to performance fees. In addition, Messrs. Gordon, Pellicciaro and Spodek assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock Advisors owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Advisors purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Advisors attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Advisors with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

As a fiduciary, BlackRock Advisors owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Advisors purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Advisors attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Advisors with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of a Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of a

Portfolio or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for each portfolio include the following:

Portfolio Manager	Portfolio Managed	Benchmarks Applicable to Each Manager
Curtis Arledge	S Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Andrew Gordon	P Portfolio	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups.

Matthew Marra	C Portfolio	A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Thomas F. Musmanno	S Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro	M Portfolio	A combination of market-based indices (e.g., custom 50% Barclays Capital Mortgage /50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Andrew J. Phillips	M Portfolio	A combination of market-based indices (e.g., custom 50% Barclays Capital Mortgage /50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index, Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

Stuart Spodek	S Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global Inflation-Linked U.S. TIPS Index (Series L) Index), certain customized indices and certain fund industry peer groups.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP") — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Gordon, Pellicciaro, Phillips, Spodek and Marra have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Gordon, Pellicciaro, Phillips, Spodek, Marra and Musmanno have each participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Gordon, Pellicciaro, Phillips, Spodek and Marra have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

As of September 30, 2008, the end of the Trust's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
Matthew Marra	BATS: Series C Portfolio	None

Eric Pellicciaro	BATS: Series M Portfolio	None

Andrew J. Phillips	BATS: Series M Portfolio	None

Andrew Gordon	BATS: Series P Portfolio	None

Curtis Arledge	BATS: Series S Portfolio	None

Thomas F. Musmanno	BATS: Series S Portfolio	None

Stuart Spodek	BATS: Series S Portfolio	None

Transactions in Portfolio Securities

Subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of a Portfolio's portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Portfolio. In return for such services, BlackRock may cause a Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the manager and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock's knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker's or dealer's capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock's knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act ("Section 28(e)") permits a manager, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Portfolios.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock's policies to the extent that such permitted services do not compromise BlackRock's ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock's individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Portfolio to BlackRock are not reduced as a result of BlackRock's receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Portfolio are redeemable on a daily basis in U.S. dollars, each Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Portfolio's portfolio strategies.

See "Portfolio Transactions and Brokerage" in the Statement of Additional Information for information about the brokerage commissions paid by your Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

Each Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The manager or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the manager or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock's general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or "new" or "hot" issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock's trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or "bunch" certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BII or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of each Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

Portfolio Transaction and Brokerage

For the period ending September 30, 2008, the Portfolios paid brokerage commissions as follows: BATS: Series C $10,740; BATS: Series M $83,919 and BATS: Series S $7,497. For that period, BATS: Series C Portfolio had the turnover rate of 51%, BATS: Series M Portfolio had the turnover rate of 197% and BATS: Series S Portfolio had the turnover rate of 71%.

For the period ending September 30, 2007, the Portfolios paid brokerage commissions as follows: BATS: Series C $16,993; BATS: Series M $43,102 and BATS: Series S $5,891. For that period, BATS: Series C Portfolio had the turnover rate of 70%, BATS: Series M Portfolio had the turnover rate of 7% BATS: Series S Portfolio had the turnover rate of 53%.

For the period ending September 30, 2006, the Portfolios paid brokerage commissions as follows: BATS: Series C $216; BATS: Series M $105 and BATS: Series S $738. For that period, BATS: Series C Portfolio had the turnover rate of 42%, BATS: Series M Portfolio: had the turnover rate of 23% and BATS: Series S Portfolio had the turnover rate of 52%.

The BATS: Series P Portfolio has neither any assets nor any outstanding shares.

Fiscal Year Ended June 30,	Aggregate Brokerage Commission Paid	Commissions Paid to Affiliates
2008	$102,156	$—
2007	$65,986	$88
2006	$1,059	$632

For the fiscal year ended September 30, 2008, the brokerage commissions paid to Affiliates represented 0% of the aggregate brokerage commissions paid and involved 0% of the Portfolio's dollar amount of transactions involving payments of brokerage commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing research services and the approximate amount of the transactions involved for the fiscal year ended September 30, 2008. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved
None	None

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Trust as of the end of its most recent fiscal year. As of September 30, 2008, the following Portfolios held the following securities:

Portfolio	Security	Value
BATS Series C Portfolio
Bank of America Corp.	Trust Preferred Bonds	$3,559,442
Bank of America Corp.	Corporate Bonds	$13,875,057
Barclays Bank Plc	Trust Preferred Bonds	$2,365,910
Citigroup, Inc.	Trust Preferred Bonds	$670,555
Citigroup, Inc.	Corporate Bonds	$6,386,937
Credit Suisse First Boston Corp.	Trust Preferred Bonds	$3,603,639
Credit Suisse First Boston Corp.	Corporate Bonds	$4,592,380
HSBC Bank USA	Corporate Bonds	$10,614,257
JPMorgan Chase & Co.	Trust Preferred Bonds	$4,033,156
JPMorgan Chase & Co.	Corporate Bonds	$9,258,984
Lehman Brothers, Inc.	Corporate Bonds	$171,531
UBS Securities, LLC	Corporate Bonds	$5,628,188
BATS Series M Portfolio
Bank of America Corp.	Commercial Mortgage Backed Securities	$37,782,745
Bank of America Corp.	Asset Backed Securities	$3,191,168
Citigroup, Inc.	Commercial Mortgage Backed Securities	$31,153,747
Citigroup, Inc.	Asset Backed Securities	$201,165
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Securities	$22,988,534
Greenwich Capital Markets, Inc.	Commercial Mortgage Backed Securities	$16,488,936
JPMorgan Chase & Co.	Commercial Mortgage Backed Securities	$36,037,748
Lehman Brothers, Inc.	Commercial Mortgage Backed Securities	$19,993,864
BATS Series S Portfolio
Bank of America Corp.	Collateralized Mortgage Obligations	$433,396
Bank of America Corp.	Commercial Mortgage Backed Securities	$399,312
Bank of America Corp.	Asset Backed Securities	$347,406
Citigroup, Inc.	Commercial Mortgage Backed Securities	$992,317
Citigroup, Inc.	Asset Backed Securities	$897,588
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Securities	$1,248,514
Credit Suisse First Boston Corp.	Asset Backed Securities	$365,109
Greenwich Capital Markets, Inc.	Commercial Mortgage Backed Securities	$210,586
JPMorgan Chase & Co.	Collateralized Mortgage Obligations	$1,057,112
JPMorgan Chase & Co.	Commercial Mortgage Backed Securities	$1,123,527
JPMorgan Chase & Co.	Asset Backed Securities	$1,399,173
Lehman Brothers, Inc.	Commercial Mortgage Backed Securities	$1,408,941

Other Potential Conflicts of Interest

The Bank of America Corporation ("BAC"), though its subsidiary Merrill Lynch and Co., Inc. ("Merrill Lynch"), and The PNC Financial Services Group, Inc. ("PNC"), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Portfolios' manager. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities"), with respect to the Portfolios and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolios. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Portfolio's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Portfolios. A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that the Portfolio's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Portfolio's creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Portfolios, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies and Procedures."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio's expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Portfolio also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Portfolio's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as a manager than with an account advised by an unaffiliated manager. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Portfolio's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Portfolio's pricing vendors and/or fund accountants, there may be instances where the Portfolio's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Valuation of Portfolio Securities" in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Portfolios' Board of Directors. When determining an asset's "fair value," BlackRock seeks to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's net asset value. As a result, a Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio, BII and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio's portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Portfolio to purchase and another client of BlackRock to sell, or the Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

VALUATION OF PORTFOLIO SECURITIES

Valuation of Shares. The net asset value for each class of shares of each Portfolio is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open. Valuation of securities held by each Portfolio is as follows:

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If a Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities' most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Portfolio's Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the manager and/or sub-adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives are generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Portfolios. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, a Portfolio may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund's books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Portfolio's Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Portfolio's Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of a Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Portfolio's investments are valued at fair value ("Fair Value Assets"). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Portfolio's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if the BlackRock

Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Portfolio's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day's price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Portfolio's pricing time.

BlackRock's Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock's Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock's Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock's portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Portfolios. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio's net asset value. As a result, a Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Money Market Funds. Each Money Market Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation. Under this method, portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Fund would receive if the security were sold prior to maturity. The Portfolio's Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Fund; however, there can be no assurance that a constant net asset value will be maintained for any Money Market Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Fund, the Portfolio's Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Except as permitted by applicable law and the Commission, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the manager or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Portfolio's Board.

TAXES

The following is a description of certain federal income tax issues concerning the Portfolios and the consequences to a shareholder of acquiring, holding and disposing of common shares of one of the Portfolios. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Portfolios and their shareholders (including shareholders owning a large position in a Portfolio), and the discussions set forth here do not constitute tax advice. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

Taxation of the Portfolios

Each Portfolio has elected to be treated and intends to qualify to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, each Portfolio must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders.

Qualification as a RIC requires, among other things, that each Portfolio:

(i)  derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and

(ii)  diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of its total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers of which it holds 20% or more of the voting stock and that are determined to be engaged in the same or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Although the passive loss rules of the Code do not generally apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a Qualified Publicly Traded Partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the 90% annual gross income test described above.

As a regulated investment company, each Portfolio will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. Each Portfolio may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Portfolio retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Portfolio retains any net capital gain, it may designate the retained amount as an undistributed capital gain dividend in a notice to its shareholders who, if subject to federal income tax on long-term capital gain, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Portfolio will be increased by the amount of undistributed capital gain included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Portfolio intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to avoid a 4% federal excise tax, each Portfolio must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its net capital gain (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Portfolio paid no federal income tax. Each Portfolio intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any tax year one of the Portfolios should fail to qualify under Subchapter M for tax treatment as a regulated investment company, such Portfolio would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of each individual shareholder and (ii) for the dividends-received deduction in the case of corporate shareholders.

Portfolio Investments

Certain of the Portfolios' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Investments by the Portfolios in zero coupon or other discount securities will result in income to the Portfolios equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Portfolios receives no cash interest payments. This income is included in determining the amount of income which each Portfolio must distribute to maintain its status as a regulated investment company and to avoid the payment of U.S. federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to such Portfolio, the Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Certain of the Portfolios may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by a Portfolio, requiring a Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Income received by each Portfolio with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of each Portfolio's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. Similarly, due to the makeup of each Portfolio's investment portfolio, the Portfolios will not be able to pass through to its shareholders tax-exempt dividends despite the fact that the Portfolio may receive some tax-exempt interest.

Taxation of Shareholders

Distributions by each Portfolio of investment company taxable income will generally be taxable to shareholders as ordinary dividend income (to the extent paid out of the current or accumulated earning and profits of such Portfolio) and (if designated by the Portfolio) will qualify (provided holding period and other requirements are met by both the Portfolio and the Shareholder) (i) for the dividends – received deduction in the case of corporate shareholders to the extent such Portfolio's income consists of dividends from U.S. corporations and, (ii) effective for taxable years beginning on or before December 31, 2010, as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (0% for individuals in lower tax brackets) to the extent that the Portfolio receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to each Portfolio's expected investments, distributions generally will not be eligible for the dividends – received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions of net long-term capital gain, if any, realized by each Portfolio and distributed to shareholders will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of such Portfolio. Currently, the maximum tax rate on net long-term capital gain of individuals is reduced generally to 15% (0% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions by each Portfolio in excess of such Portfolio's current and accumulated earnings will first reduce the adjusted tax basis of a shareholder's shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to a shareholder (assuming the shares are held as capital assets).

The sale or exchange or other disposition of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Currently, non-corporate taxpayers' long-term capital gains will be taxed at a maximum rate of 15% while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income.

No loss will be allowed on the redemption, sale or exchange of common shares of a Portfolio if the shareholder purchases other common shares of that Portfolio or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gain) with respect to such common shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Portfolio (and received by the holder of common shares) on December 31.

Dividends paid by a Portfolio to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Portfolio's "qualified net interest income" (generally, a Portfolio's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio's "qualified short-term capital gains" (generally, the excess of a Portfolio's net short-term capital gain over the Portfolio's long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Portfolio which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Portfolio will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign shareholder, a Portfolio may be required to withhold federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Each Portfolio is required to withhold tax at a rate of 28% on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Portfolio their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Portfolios and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Portfolios and the income tax consequences to their holders of common shares.

ADDITIONAL INFORMATION CONCERNING SHARES

Each share of each Portfolio has a par value of $.001, represents an interest only in the assets of that Portfolio and is entitled solely to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Trust's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Trust.

There will normally be no meetings of shareholders for the purpose of electing Trustees or for any other purpose unless and until such time as required by law or called by the Board. At that time, the Trustees then in office will call a shareholders' meeting to elect Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 51% of the outstanding shares entitled to vote.

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Portfolio's assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Portfolio. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

There will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Portfolio.

Each Portfolio, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Portfolio with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust's shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of a management contract, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a Portfolio means, with respect to the approval of a management contract, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Portfolio represented at a meeting at which the holders of more than 50% of the outstanding Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Portfolio.

The proceeds received by a Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof will be specifically allocated to and constitute the underlying assets solely of that Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with its allocable share of any general liabilities.

Shareholders have no power to vote on any matter except matters on which a shareholder vote is required by applicable law, the Trust's Declaration of Trust or resolution of the Trustees. In particular, no amendment of the Trust's Declaration of Trust, merger, consolidation, share exchange or sale of assets of the Trust or any series thereof, conversion of the Trust to any other form of organization or any other action of the Trust or series thereof requires any vote or other approval of any of the shareholders except as provided by the foregoing sentence. Except to the extent required by the 1940 Act, a separate class vote on the election or removal of Trustees or the selection of auditors for the Trust and its series is not required. The Trust may be dissolved by the affirmative vote of a majority of the Trustees without any vote of the shareholders except as may be required by the 1940 Act. In connection with such a dissolution, after paying or adequately providing for the payment of all liabilities, the Trustees may distribute the remaining property owned or held by or for account of a particular series to the shareholders of that series according to their respective rights. The Trust or any series may merge or consolidate with any other corporation, association, trust or other organization or any series, sub-trust or other designated portion thereof, or may sell, lease, or exchange all or substantially all of the property of the Trust or any property of any series thereof, including its goodwill, or may acquire all or substantially all of the property of any other corporation, association, trust or other organization or any series, sub-trust or other designated portion thereof, when and as authorized by two-thirds of the Trustees and without any vote by shareholders of the Trust or any series or class except as may be required by the 1940 Act. The Declaration of Trust may be amended when and as authorized by two-thirds of the Trustees and without any vote by shareholders of the Trust or any series or class except as may be required by the 1940 Act.

MISCELLANEOUS

The Trust. The Trust was organized as a Delaware statutory trust on March 5, 2003 and is registered under the 1940 Act as an open end, non-diversified management investment company.

Counsel. The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as the Trust's counsel.

Independent Registered Public Accountants. Deloitte & Touche LLP, with offices located at 1700 Market Street, 24th Floor, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm.

Shareholder Ownership. The name, address and percentage ownership of each person that on January 2 , 2009 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

BR Bond Allocation Target Series

Name	Address	Percentage and Class
**MERRILL LYNCH PIERCE FENNER	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	82.24% of Series C

**MERRILL LYNCH PIERCE FENNER	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	82.23% of Series M

**MERRILL LYNCH PIERCE FENNER	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	77.99% of Series S

**  Record holders that do not beneficially hold the shares.

Privacy Principles of BlackRock Bond Allocation Target Shares. BlackRock Bond Allocation Target Shares is committed to maintaining the privacy of shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Bond Allocation Target Shares collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Bond Allocation Target Shares does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of BlackRock Bond Allocation Target Shares, BlackRock Bond Allocation Target Shares receives personal nonpublic information on account applications or other forms. With respect to these shareholders, BlackRock Bond Allocation Target Shares also has access to specific information regarding their transactions in BlackRock Bond Allocation Target Shares.

BlackRock Bond Allocation Target Shares does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Bond Allocation Target Shares restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Bond Allocation Target Shares maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto contained in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2008 (the "2008 Annual Report"), as filed on the Trust's most recent Form N-CSR, are incorporated in this Statement of Additional Information by reference for each of the Portfolios, except for BATS: Series P Portfolio. BATS: Series P Portfolio has neither any assets nor any outstanding shares. No other parts of the 2008 Annual Report are incorporated by reference herein. The financial statements included in the 2008 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP, as filed on the Trust's most recent Form N-CSR, is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP's authority as experts in accounting and auditing. Additional copies of the 2008 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1" — Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

"A-2" — Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." "A-3"  — Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

"B" — Issue has only a speculative capacity for timely payment. "C" — Issue has a doubtful capacity for payment.

"D" — Issue is in payment default.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1" — Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. "Prime-2" — Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. "Prime-3" — Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" — Issuer does not fall within any of the Prime rating categories.

The following summarizes the rating categories used by Fitch for short-term obligations:

"F-1+" — Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" — Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" — Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

"F-3" — Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-S" — Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"D" — Securities are in actual or imminent payment default.

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks, non-United States banks, and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

"TBW-1" — This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

"TBW-2" — This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

"TBW-3" — This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

"TBW-4" — This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

"A1+" — Obligations which possess a particularly strong credit feature are supported by the highest capacity for timely repayment.

"A1" — Obligations are supported by the highest capacity for timely repayment.

"A2" — Obligations are supported by a satisfactory capacity for timely repayment.

"A3" — Obligations are supported by a satisfactory capacity for timely repayment.

"B" — Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

"C" — Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" — This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" — Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. "A" — Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB" — Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB," "B," "CCC," "CC" and "C" — Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. "BB" — Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B" — Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC" — Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC" — This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C" — This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

"CI" — This rating is reserved for income bonds on which no interest is being paid.

"D" — Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period.

"D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized. PLUS (+) OR MINUS (-) — The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" — This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" — Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" — Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" — Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba," "B," "Caa," "Ca," and "C" — Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. ( — ) — Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) — When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

"AAA" — Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" — Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" — Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" — Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" — Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

"AAA" — Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

"AA" — Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

"A" — Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

"BBB" — Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

"BB," "B," "CCC," "CC," and "C" — Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks, non-United States banks, and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

"AAA" — This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

"AA" — This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

"A" — This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BBB" — This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BB," "B," "CCC," and "CC," — These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

"D" — This designation indicates that the long-term debt is in default. PLUS (+) OR MINUS (-) — The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

"SP-1" — The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

"SP-2" — The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

"SP-3" — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

"MIG-1"/"VMIG-1" — Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2" — Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

"MIG-3"/"VMIG-3" — Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"MIG-4"/"VMIG-4" — Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. "SG" — Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

A Portfolio may enter into certain futures transactions. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss. Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

With regard to the Portfolio, the investment adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts

General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to the Portfolio, to the extent consistent with its investment goal, the investment adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of a Portfolio will decline prior to the time of sale.

III.  Margin Payments

Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Portfolio, and the Portfolio realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, a Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge Portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract. Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

V.  Options on Futures Contracts

A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  Other Matters

Accounting for futures contracts will be in accordance with generally accepted accounting principles.

  CONFIDENTIAL

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

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  CONFIDENTIAL

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I.  INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Investment Advisers Act of 1940 (the "Advisers Act"), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests.(1) When voting proxies for the Funds, BlackRock's primary objective is to make voting decisions solely in the best interests of the Funds' shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(2) It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

II.  PROXY VOTING POLICIES

A.  Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore

(1)  Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(2)  Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

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best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.  Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.  Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.  Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.  Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.  Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.  Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company's board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

C-4

H.  Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions "micro-managing" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III.  REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

C-5

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)	Declaration of Trust of the Registrant. (2)

(b)	Registrant’s By-laws (to be filed by amendment).

(c)	Reference is made to Article VI of Exhibit (a).
(d)	Form of Investment Management Agreement. (4)
(e)	Form of Distribution Agreement between the Registrant and BlackRock Investments, Inc. (“BII”).*
(f)	Not Applicable.
(g)	Form of Custodian Agreement. (2)
(h)(1)	Form of Transfer Agency Agreement. (2)
(h)(2)	Form of Administration Agreement. (2)

(h)(3)	Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks, dated as of November 19, 2008, relating to the Credit Agreement, dated as of November 17, 2007. (7)
(h)(4)	Form of Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties. (6)

(i)	Opinion of Counsel. (2)
(j)	Consent of Deloitte & Touche LLP.*
(k)	Not Applicable.
(l)	None.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)(1)	Code of Ethics for the Registrant. (3)
(p)(2)	Code of Ethics for the Investment Adviser. (3)

(p)(3)	Code of Ethics for BII (to be filed by amendment).

(x)	Powers of Attorney (5)

*	Filed herewith.
(1)	Previously filed in Registrant’s Registration Statement on Form N-1A on October 24, 2003.
(2)	Previously filed in Registrant’s Registration Statement on Form N-1A on October 15, 2004.
(3)	Previously filed in Registrant’s Registration Statement on Form N-1A on January 27, 2006.
(4)	Previously filed in Registrant’s Registration Statement on Form N-1A on January 29, 2007.
(5)	Previously filed in Registrant’s Registration Statement on Form N-1A on November 29, 2007.

(6)

Incorporated by reference to Exhibit 99.8(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc., (File No. 33-47875) filed on December 22, 2008.

(7)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Global Growth Fund, Inc. filed on December 17, 2007.

Item 24. Persons Controlled by or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 25. Indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Reference is made to Article V of Registrant’s Declaration of Trust.

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception regarding Trustees and officers, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification.

(a) The Trust hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and further-more, in the case of any criminal proceeding, as to which he shall have had reason-able cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1)

authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Duty of Investigation: Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust or any Series of the Trust or Class thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust or any Series of the Trust, and every other act or thing whatsoever executed in connection with the Trust or any Series of the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Series Property, the Shareholders of each Series, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust or any Series of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or any Series of the Trust or Class thereof, upon an opinion of counsel, or upon reports made to the Trust or any Series thereof by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other expert may also be a Trustee.

Reference is made to Article IV of the Bylaws

ARTICLE IV

LIMITATIONS OF LIABILITY AND INDEMNIFICATION

Section 1.                                  No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund.  If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability.  Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2.                                  Mandatory Indemnification.

(a)           The Fund hereby agrees, solely out of the assets of the affected series, to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”)  to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or the respective series of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”).  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c)           Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d)           The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e)           The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f)            Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority, solely out of the assets of the affected series of the Fund, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g)           Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 4.               Survival of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer of the Fund and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Section 5.               Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Reference is made to Section 9 of the Distribution Agreement.

9.  Indemnification.

a. The Company represents and warrants to the Distributor that the Registration Statement contains, and that the Prospectuses at all times will contain, all statements required by the 1933 Act and the Rules of the Commission, will in all material respects conform to the applicable requirements of the 1933 Act and the Rules and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty in this Section 9 shall apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Distributor or PFPC Inc. expressly for use in the Registration Statement or Prospectuses.

b. The Company on behalf of each Fund agrees that each Fund will indemnify, defend and hold harmless the Distributor, its several officers, and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Distributor, its several officers, and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Company with respect to such Fund or are based upon information furnished by or on behalf of the Company with respect to such Fund filed in any state in order to qualify the shares under the securities or blue sky laws thereof (“Blue Sky application”) or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers, and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by the Distributor, its several officers, and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, in investigating, defending or preparing to defend any action, proceeding or claim related thereto; provided, however, that the Company shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectus or any Blue Sky application with respect to such Fund in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Distributor or PNC GIS. specifically for inclusion therein or arising out of the failure of the Distributor to deliver a current Prospectus.

Item 26. Business and Other Connections of the Manager.

BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing management services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

Item 27. Principal Underwriter.

BlackRock Investments, Inc. (“BII”) acts as the principal underwriter or the placement agent for each of the following open-end investment companies, including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Series, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Short-Term Bond Series, Inc.
BlackRock Bond Allocation Target Shares	BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Bond Fund, Inc.	BlackRock Value Opportunities Fund, Inc.
BlackRock California Municipal Series Trust	BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend Fund	BlackRock World Income Fund, Inc.
BlackRock EuroFund	CMA Government Securities Fund
BlackRock Financial Institutions Series Trust	CMA Money Fund
BlackRock Focus Growth Fund, Inc.	CMA Multi-State Municipal Series Trust
BlackRock Focus Value Fund, Inc.	CMA Tax-Exempt Fund
BlackRock Fundamental Growth Fund, Inc.	CMA Treasury Fund
BlackRock Funds	FDP Series, Inc.
BlackRock Funds II	Global Financial Services Master LLC
BlackRock Global Allocation Fund, Inc.	Managed Account Series
BlackRock Global Dynamic Equity Fund	Master Basic Value LLC
BlackRock Global Emerging Markets Fund, Inc.	Master Bond LLC
BlackRock Global Financial Services Fund, Inc.	Master Focus Growth LLC
BlackRock Global Growth Fund., Inc.	Master Government Securities LLC
BlackRock Global SmallCap Fund, Inc.	Master Institutional Money Market LLC
BlackRock Global Value Fund, Inc.	Master Large Cap Series LLC
BlackRock Healthcare Fund, Inc.	Master Money LLC
BlackRock Index Funds, Inc.	Master Tax-Exempt LLC
BlackRock International Value Trust	Master Treasury LLC
BlackRock Large Cap Series Funds, Inc.	Master Value Opportunities LLC
BlackRock Latin America Fund, Inc.	Merrill Lynch Funds for Institutions Series
BlackRock Liquidity Funds	Merrill Lynch Ready Assets Trust
BlackRock Master LLC	Merrill Lynch Retirement Series Trust
BlackRock Mid Cap Value Opportunities Series, Inc.	Merrill Lynch U.S.A. Government Reserves
BlackRock Multi-State Municipal Series Trust	Merrill Lynch U.S. Treasury Money Fund
BlackRock Municipal Bond Fund, Inc.	Quantitative Master Series LLC
BlackRock Municipal Series Trust	Short-Term Master LLC
BlackRock Natural Resources Trust	WCMA Government Securities Fund
BlackRock Pacific Fund, Inc.	WCMA Money Fund
BlackRock Principal Protected Trust	WCMA Tax-Exempt Fund
BlackRock Series Fund, Inc.	WCMA Treasury Fund

BII also acts as the principal underwriter for each of the following closed-end registered investment companies:

BlackRock Multi-Strategy Hedge Advantage	BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Multi-Strategy Hedge Opportunities LLC	Master Senior Floating Rate LLC
BlackRock Senior Floating Rate Fund, Inc.

On October 1, 2008, “BII” replaced BlackRock Distributors, Inc. and/or FAM Distributors, Inc. as principal underwriter for each of the open-end registered investment companies mentioned above, including the Registrant.

(b) Set forth below is information concerning each director and officer of BII. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BII	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Director	Director
Barbara Novick	Chief Executive Officer	None

John Moran	President and Managing Director	None
Anne Ackerley	Managing Director	Vice President
Donald Burke	Managing Director	President, Chief Executive Officer
Robert Connolly	General Counsel, Secretary and Managing Director	None
Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None
Francis Porcelli	Managing Director	None
Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None
John Blevins	Assistant Secretary and Director	None
Robert Kapito	Director	None
Daniel Waltcher	Director	None

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

(c) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its function as previous distributor).

(d) BlackRock Investments, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).

(e) PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(f) PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153 (records relating to its function as custodian).

Item 29. Management Services.

Other than as set forth under the caption “Management of the Funds — BlackRock” in the Prospectus constituting Part A of the Registration Statement and under “Management, Administration, Distribution and Servicing Arrangements” and “Portfolio Managers and Portfolio Transactions” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 28th day of January, 2009.

BLACKROCK BOND
ALLOCATION TARGET SHARES

By:	/s/ Donald Burke
Donald Burke
President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Neal Andrews
Neal Andrews
Chief Financial Officer
(Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

President and Chief Executive Officer (Principal Executive
/s/ Donald Burke	Officer)	January 28, 2009
(Donald Burke)

/s/ Neal Andrews	Chief Financial Officer (Principal Financial Officer)	January 28, 2009
(Neal Andrews)

/s/ *James H. Bodurtha	Trustee	January 28, 2009
(James H. Bodurtha)

/s/ *Bruce R. Bond	Trustee	January 28, 2009
(Bruce R. Bond)

/s/ *Donald W. Burton	Trustee	January 28, 2009
(Donald W. Burton)

/s/ *Richard S. Davis	Trustee	January 28, 2009
(Richard S. Davis)

/s/ *Stuart E. Eizenstat	Trustee	January 28, 2009
(Stuart E. Eizenstat)

/s/ *Laurence D. Fink	Trustee	January 28, 2009
(Laurence D. Fink)

/s/ *Kenneth A. Froot	Trustee	January 28, 2009
(Kenneth A. Froot)

/s/ *Henry Gabbay	Trustee	January 28, 2009
(Henry Gabbay)

/s/ *Robert M. Hernandez	Trustee	January 28, 2009
(Robert M. Hernandez)

/s/ *John F. O’Brien	Trustee	January 28, 2009
(John F. O’Brien)

/s/ *Roberta Cooper Ramo	Trustee	January 28, 2009
(Roberta Cooper Ramo)

/s/ *Jean Margo Reid	Trustee	January 28, 2009
(Jean Margo Reid)

/s/ *David H. Walsh	Trustee	January 28, 2009
(David H. Walsh)

/s/ *Fred G. Weiss	Trustee	January 28, 2009
(Fred G. Weiss)

/s/ *Richard R. West	Trustee	January 28, 2009
(Richard R. West)

*By:	/s/ Donald C. Burke
	Donald C. Burke (Attorney-In-Fact)	January 28, 2009

Exhibit Index

Exhibit No.	Description

(e)	Form of Distribution Agreement between the Registrant and BII.
(j)	Consent of Deloitte & Touche LLP.